UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
December 14, 2007 (November 1, 2007)

BREITBURN ENERGY PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33055	74-3169953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (“Amendment  No. 1”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission by BreitBurn Energy Partners L.P. (the “Partnership”) on November 6, 2007 in connection with an acquisition completed by its wholly owned subsidiary, BreitBurn Operating L.P. (“BreitBurn Operating”).

On November 6, 2007, the Partnership filed a Current Report on Form 8-K in connection with its completion of an acquisition of certain assets located in Michigan, Indiana and Kentucky from Quicksilver Resources Inc. (“QRI”) and equity interests in certain entities from QRI in exchange for $750 million in cash and 21,347,972 Partnership common units (the “Quicksilver Acquisition”). The Current Report on Form 8-K filed November 6, 2007 is being amended by this Amendment No. 1 to update the unaudited financial statements and the pro forma financial information with respect to the Quicksilver Acquisition for the period ended September 30, 2007. No other amendments to the Form 8-K filings on November 6, 2007 are being made by this Amendment No. 1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited carve out financial statements of Quicksilver Resources Inc. – Northeast Operations for the nine months ended September 30, 2007 and 2006 and the carve out audited financial statements of Quicksilver Resources Inc. – Northeast Operations for the three years ended December 31, 2006, 2005, and 2004, and the related notes thereto, are attached hereto as Exhibits 99.1 and 99.2.

(b) Pro forma financial information.

The unaudited pro forma combined balance sheet of the Partnership as of September 30, 2007 and the unaudited pro forma combined statements of operations for the year ended December 31, 2006 and for the nine months ended September 30, 2007 and the related notes thereto, which give effect to the Quicksilver Acquisition, are attached hereto as Exhibit 99.3. The financial statements contained herein incorporate by reference the following financial statements in the Form 8-K/A dated August 10, 2007 as filed by BreitBurn Energy Partners L.P.: (i) the unaudited financial statements including the notes thereto, for Vulcan Resources Florida, Inc. for the period ended March 31, 2007, (ii) the audited financial statements including the notes thereto, for Vulcan Resources Florida, Inc. for the year ended December 31, 2006, (iii) the unaudited financial statements including the notes thereto , for BreitBurn Energy Partners I, L.P. (“BEPI”) for the period ended March 31, 2007 and (iv) the audited financial statements for BEPI for the year ended December 31, 2006.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

99.1	Unaudited carve out financial statements of Quicksilver Resources Inc. - Northeast Operations for the nine months ended September 30, 2007 and 2006, and the related notes thereto.
99.2	Audited carve out financial statements of Quicksilver Resources Inc. - Northeast Operations for the three years ended December 31, 2006, 2005 and 2004, and the related notes thereto.
99.3
Unaudited pro forma combined statement of operations for the nine months ended September 30, 2007 and the year ended December 31, 2006, and the unaudited pro forma combined balance sheet of the Partnership as of September 30, 2007 and the related notes thereto, which give effect to the Quicksilver Acquisition and include an update of previous acquisitions of the Calumet Assets and BEPI Interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BreitBurn GP, LLC,
its general partner

Date: December 14, 2007	By:	/s/
Halbert S. Washburn
Co-Chief Executive Officer

EXHIBIT INDEX

99.1	Unaudited carve out financial statements of Quicksilver Resources Inc. – Northeast Operations for the nine months ended September 30, 2007 and 2006, and the related notes thereto.

99.2	Audited carve out financial statements of Quicksilver Resources Inc. – Northeast Operations for the three years ended December 31, 2006, 2005 and 2004, and the related notes thereto.

99.3
Unaudited pro forma combined statement of operations for the nine months ended September 30, 2007 and the year ended December 31, 2006, and the unaudited pro forma combined balance sheet of the Partnership as of September 30, 2007 and the related notes thereto, which give effect to the Quicksilver Acquisition and include an update of previous acquisitions of the Calumet Assets and BEPI Interest.